UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report: February 12, 2009

UnionBanCal Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-15081	94-1234979
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 California Street
San Francisco, CA  94104-1302
Tel. (415) 765-2969

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02     Results of Operations and Financial Condition.

On February 12, 2009, the Company issued a press release concerning earnings for the fourth quarter of 2008, a copy of which is furnished herewith as Exhibit 99.1.

Item 9.01     Financial Statements and Exhibits.

(c)  Exhibits:

Exhibit No.	Description
99.1	Press release dated February 12, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	February 12, 2009

UNIONBANCAL CORPORATION

		By:	/s/ DAVID I. MATSON
David I. Matson
Vice Chairman and Chief Financial Officer
(Duly Authorized Officer)

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release dated February 12, 2009.